Acquisitions and Divestitures (Tables)	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Summarized Purchase Price Allocations
The acquisition of National Penn constituted a business combination. Accordingly, the assets acquired and liabilities assumed are presented at their fair values in the table below. The determination of fair value requires management to make estimates about discount rates, future expected cash flows, market conditions and other future events that are highly subjective in nature and subject to change. These fair value estimates are considered preliminary and are subject to change for up to one year after the closing date of the acquisition as additional information becomes available. Immaterial amounts of the intangible assets recognized are deductible for income tax purposes.

	National Penn
	UPB	Fair Value
	(Dollars in millions)
Assets acquired:
Cash, due from banks and federal funds sold		$216
Securities		2,499
Loans and leases:
Commercial and industrial	$2,817	2,596
CRE-income producing properties	1,450	1,202
CRE-construction and development	165	127
Direct retail lending	801	767
Revolving credit	7	7
Residential mortgage	1,217	1,004
Sales finance	166	162
PCI	181	124
Total loans and leases	$6,804	5,989
Goodwill		795
CDI		67
Other assets		503
Total assets acquired		10,069
Liabilities assumed:
Deposits:
Noninterest-bearing deposits		1,209
Interest-bearing deposits		5,420
Total deposits		6,629
Debt		1,756
Other liabilities		66
Total liabilities assumed		8,451
Consideration paid		$1,618

Cash paid		$555
Fair value of common stock issued, including replacement equity awards		1,063